                                     UCFC                     EXHIBIT 20.6
                                UCFC LOAN TRUST
                                 SERIES 1996-B1
                               RESERVE FUND TRUST
                       STATEMENT  TO  CERTIFICATEHOLDERS

- -----------------------------------------------------------------------------------------------------------------------
                                                       DISTRIBUTIONS IN DOLLARS
                                                        PRIOR
                                 ORIGINAL           PRINCIPAL
        CLASS                  FACE VALUE             BALANCE          INTEREST           PRINCIPAL               TOTAL
- -----------------------------------------------------------------------------------------------------------------------
          A TRUST                    0.00                0.00              0.00                0.00                0.00
          B TRUST                    0.00                0.00              0.00                0.00                0.00




- -----------------------------------------------------------------------------------------------------------------------
TOTALS                               0.00                0.00              0.00                0.00                0.00
- -----------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------
                                                                               CURRENT
                                  REALIZED              DEFERRED             PRINCIPAL
        CLASS                       LOSSES              INTEREST               BALANCE
- --------------------------------------------------------------------------------------
          A TRUST                     0.00                  0.00                  0.00
          B TRUST                     0.00                  0.00                  0.00

- --------------------------------------------------------------------------------------
TOTALS                                0.00                  0.00                  0.00
- --------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------
                                                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                                             PRIOR                                                                      CURRENT
                                         PRINCIPAL                                                                    PRINCIPAL
        CLASS            CUSIP             BALANCE          INTEREST           PRINCIPAL               TOTAL            BALANCE
- -------------------------------------------------------------------------------------------------------------------------------
          A TRUST                         0.000000          0.000000            0.000000            0.000000           0.000000
          B TRUST                         0.000000          0.000000            0.000000            0.000000           0.000000
- -------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------
                                                PASS-THROUGH
                                                   RATES
        CLASS                          CURRENT                 NEXT
- --------------------------------------------------------------------
          A TRUST                          NA                    NA
          B TRUST                          NA                    NA
- --------------------------------------------------------------------

SELLER:                                  UCFC Acceptance Corporation                  ADMINISTRATOR:           Vince Valdes
SERVICER:                            United Companies Lending Corporation                                  Bankers Trust Company
LEAD UNDERWRITER:                       UCFC Acceptance Corporation                                            3 Park Plaza
RECORD DATE:                                    June 28, 1996                                                Irvine, CA 92714
DISTRIBUTION DATE:                              July 15, 1996                    FACTOR INFORMATION:          (800) 735-7777

                                                              Page 16                (R) COPYRIGHT 1996 Bankers Trust Company
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